CONVERGENCE CORE PLUS FUND
Trading Symbol: Investment Class (MARVX) Institutional Class (MARNX)

Summary Prospectus
December 29, 2009,
as supplemented February 3, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at http://www.convergencefunds.com.  You may also obtain this information at no cost by calling 877-mqs-9414.  The Fund’s prospectus and statement of additional information, both dated December 29, 2009, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Convergence Core Plus Fund (the “Fund”) is to seek long-term capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investment Class	Institutional Class
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investment Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses(1)	0.47%	0.47%
Total Annual Fund Operating Expenses	1.72%	1.47%

(1)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Investment Class	$175	$542
Institutional Class	$150	$465

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example affect the Fund’s performance.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by establishing long and short positions in equity securities of domestic and foreign companies.  The Fund focuses primarily on companies with medium and large market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization.  The Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities expected to underperform the market.

The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 100%.  The Fund generally will hold long positions equal in value to approximately 130% of its assets and short positions equal in value to approximately 30% of its assets, but may vary from these targets, depending on the relative performance of the Adviser’s securities selections and the availability of attractive investment opportunities.  Accordingly, under normal market conditions, the Fund’s long positions may range from 120% to 140% and its short positions may range from 20% to 40%.

In making investment decisions for the Fund, the Adviser utilizes a bottom-up approach that focuses on the individual strengths of the underlying companies and the relative and absolute attractiveness of the companies’ stocks.  Using a proprietary model, the Adviser first employs a quantitative method of analysis based on four broad categories: growth; valuation; behavioral; and risk. The Adviser seeks to maximize return while minimizing the risk assumed by the Fund by utilizing a dynamic weighting scheme to calculate a security’s risk-adjusted return as compared to other securities, and balancing the effect a purchase or sale of a security against diversification and risk management constraints of the Fund’s portfolio.  The Adviser makes decisions to buy and sell securities according to this model.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•
Management Risk.  The risk that investment strategies employed by the Adviser in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	General Market Risk. The risk that certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

•	New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size.

•
Equity Market Risk.  The risk that common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

•
Foreign Securities Risk.  The risk of investments in foreign companies involve certain risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment. In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.  These risks may be greater in emerging market and in less developed countries.

•
Large-Capitalization Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Mid-Capitalization Company Risk.  The risk that the mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group.  Therefore, mid-cap stocks may be more volatile than those of larger companies.

•
Short Sales Risk.  The risks of loss if the value of a security sold short increases prior to the scheduled delivery date, since the Fund must pay more for the security than it has received from the purchaser in the short sale.

Performance
Performance information for the Fund has not been presented because, as of the date of this Prospectus, the Fund has not been in operation for a full calendar year.

Management
Investment Adviser
Convergence Investment Partners, LLC is the Fund’s investment adviser.

Portfolio Managers
David J. Abitz, CFA, Chief Investment Officer, Partner and Director of the Adviser since November 2004 and Jonathan G. Franklin, Portfolio Manager and Senior Analyst of the Adviser since December 2004, serve as the portfolio managers for the Fund.

Purchase and Sale of Fund Shares
You may conduct transactions by mail (Convergence Core Plus Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701 (for regular mail) or 615 East Michigan Street, 3rd Floor (for overnight or express mail), Milwaukee, WI 53201-0701), or by telephone at 877-mqs-9414.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial amount of investment in the Fund is $2,500 for Investment Class shares and $100,000 for Institutional Class shares.  Subsequent investments may be made with a minimum investment amount of $100 for Investment Class shares and $5,000 for Institutional Class shares.

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.